                                                                    EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

                                                       Jurisdiction
                                                            of          Trade
Name                                                   Organization     Names
----                                                   ------------     -----

BridgeStreet Accommodations Limited                        UK             None
BridgeStreet Arizona, Inc.                                 DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
BridgeStreet Colorado, Inc                                 DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
BridgeStreet International Accommodations Limited          UK             None
BridgeStreet International Suites Limited                  UK             None
BridgeStreet Nevada, Inc.                                  DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
BridgeStreet North Carolina, Inc.                          DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
BridgeStreet Texas, L.P.                                   DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
Corporate Lodgings, Inc.                                   DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
Exclusive Interim Properties, Ltd.                         DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
HAI Acquisition Corp.                                      DE             Home Again
                                                                          BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
Temporary Corporate Housing, Inc.                          DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
Temporary Housing Experts, Inc.                            DE             BridgeStreet Accommodations
                                                                          BridgeStreet International Suites
                                                                          BridgeStreet International Accommodations
BridgeStreet Canada, Inc.                                  Ontario        None
